Supplement to the
Fidelity® Mega Cap Stock Fund
Class A, Class M, Class C, Class I and Class Z
August 29, 2017
Summary Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the "Fund Distribution" section beginning on page 28 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus.

AGII-SUM-17-02 1.9880613.102	October 5, 2017